Inventories	12 Months Ended
Dec. 31, 2019
Text block [abstract]
Inventories
21. Inventories

All figures in £ millions	2019	2018
Raw materials	5	5
Work in progress	2	—
Finished goods	155	149
Returns asset	7	10

	169	164

The cost of inventories recognised as an expense and included in the income statement in cost of goods sold amounted to £231m (2018: £375m). In 2019, £33m (2018: £39m) of inventory provisions was charged in the income statement. None of the inventory is pledged as security.

Included within the inventory balance is the estimation of the right to receive goods from contracts with customers via returns. The value of the returns asset is measured at the carrying amount of the assets at the time of sale aligned to the Group’s normal inventory valuation methodology less any expected costs to recover the asset and any expected reduction in value. Impairment charges against the inventory returns asset are £nil in 2019 (2018: £nil). The returns asset all relates to finished goods.